Rowan Companies, Inc.

Investor Presentation
September, 2010



Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Offshore Drilling





Land Drilling


Offshore Products
Mining Products
Drilling Systems
Steel Products

Manufacturing

Offshore Drilling Is Rowan's Dominant Segment


Revenue
USD MM
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
11%
34%
55%
10%
31%
59%
10%
33%
57%
2008
2009
2010E


EBITDA
USD MM
$800
$700
$600
$500
$400
$300
$200
$100
$0
10%
11%
79%
6%
7%
87%
6%
9%
85%
2008
2009
2010E
Land
Manufacturing
Offshore

Company Highlights

Leading Global, High-spec Jack-up Company	• Will own over 50% of global high-spec jack-up fleet • Focused on customers with deep, difficult wells • One of the youngest fleets in the world • Achieve premium day rates and utilization • Geographically diversified
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and/or consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Investment grade rating with strong liquidity • Focused on cost control and capital spending discipline • Financing commitments in place for SKDP debt retirements and remaining capex for new rig construction

SKDP Rigs Fit Rowan's Strategy

- 3 High-Spec* Norway capable rigs with expected rig deliveries in Q4 2010 and Q1 and Q2 2011
- Increases our market leading position in large jack-ups
- Enhances our geographical diversification and solidifies our presence in the Norwegian market
- Opportunity to acquire High-Spec rigs below replacement cost
- A roughly 75% cash transaction that Rowan can comfortably manage
- Expected to be accretive in 2011, with attractive return on capital

* High-Spec rigs are defined as jack-ups with 2 million pound hook-load capacity or greater

Global Opportunities For SKDP Rigs

- Identifying increased demand on the Norwegian Continental Shelf
  - Production declines and increasing number of marginal fields
  - Strong exploration incentives from Norwegian Tax Laws
  - Strong growth in numbers of new operators and licensees
  - Re-development of previously abandoned fields
  - Development of small satellite fields
- Operators are anxious to see increased competition and a high grading of equipment in the area
- Long-term contract opportunities elsewhere


North Sea:
Norway / UK
Canada
Saudi Arabia:
Gas Wells
Sakhalin
Vietnam
Thailand
Malaysia
Mexico
Australia
Argentina
New
Zealand
Historical HP/HT Area
Potential HP/HT Area

SKDP Building 3 "N-Class" Harsh Environment JUs



- **Water Depth**: Harsh Environment North Sea and Eastern Canada in up to 135 meters water depth
- **Drilling Depth**: Up to 35,000 feet; 2.2 million pound hook load capacity; Automated pipe handling
- **Drilling and Production**: Can support combined facilities
- **Cantilever Reach**: Extended reach and transverse skidding of Drill Floor to cover 75x66 feet drilling envelope
- **Accommodations**: Living quarters accommodate 120 people on board

Combined Drilling and Production Operations

Conventional Drilling



Drilling and Production





Cantilever Skids 26ft To Port For Drilling / Production



Rigs Capable of Drilling Subsea Wells With HP Riser





Dry BOP over large subsea template

Rowan's Jack-Up Fleet Focuses On Demanding Drilling

- 24 jack-up rigs operating worldwide capable of drilling up to 35,000 feet in up to 550 feet of water
  - 12 High-Spec cantilever jack-up rigs, 9 premium jack-ups, and 3 commodity jack-up rigs with skid-base capability
  - 7 additional high-spec rigs under construction, including 3 SKDP rigs


North Sea: 3
Canada: 1
Egypt: 1
Middle East: 9
US GOM: 9
Mexico: 1

Rowan Has 7 High-Spec Jack-Ups Under Construction


Contracted
1
2
3
Committed
4
5
6
7

Rowan EXL #2
Christened Aug 2010

SKDP #1
Delivery Oct 2010

SKDP #2
Delivery Jan 2011

Rowan EXL #3
Delivery Feb 2011

SKDP #3
Delivery Jun 2011

Joe Douglas
(240C#3)
Delivery Sept 2011

Rowan EXL #4
Delivery Jan 2012

Rowan's Jack-up Fleet Is Young Compared To Peers

Rig additions will reduce Rowan's average fleet age to 16 years.


Jack-up Fleet Average Age
Years
35
30
25
20
15
10
5
0
18
23
27
27
28
32
Rowan
24 JUs
Ensco
40 JUs
Transocean
65 JUs
Diamond
13 JUs
Noble
40 JUs
Pride
7 JUs

High-Spec Jack-ups Offer Expanded Capabilities


607 ft
2.5MM lb
4/2200 HP
100 ft

Rowan Super Gorilla VI

Leg Length

Longer legs provide the ability to drill in deeper water

Hook-Load Capacity

Higher hook-load capacity facilitates drilling deeper wells with heavier casing programs

Mud Pump Horsepower

Higher hydraulic horsepower improves drilling penetration rate and efficiency

Cantilever Reach

Longer reach allows greater access to hard to reach well bays on existing platforms

Rowan Will Own 51% Of The Global High-Spec Fleet

Including 3 New N-Class Jack-ups



502 Total Jack-ups *
By 2012
37 High-Spec Jack-ups
By 2012
49%
18 Other
51%
19 Rowan
Jack-ups
7% (37 High-Spec Jack-ups)

* Total jack-ups at completion of newbuild program excluding newbuild cancellation candidates

Rowan Is The Market Leader In High-Spec Jack-ups



2 Million Pound Hook-load Jack-ups –YE 2012
Number of Rigs
20
18
16
14
12
10
8
6
4
2
0
+ 3 high-spec N-Class jack-ups
Rowan
Aban
Noble
Maersk
COSL
Seadrill
Diamond
Petrosucre
SinoTharwa
Swecomex
ENSCO

Worldwide JU Utilization=73% (80% Excluding U.S. GOM)



Eastern Canada
100%
1 0
US GOM
41%
34 48
Mexico
86%
24 4
C&S America
71%
12 5
North Sea
87%
33 5
Mediterranean
77%
17 5
West Africa
66%
19 10
Middle East
76%
91 28
Indian Ocean
90%
28 3
Southeast Asia
82%
45 10
Australia
100%
2 0
Contracted
Not Contracted

Relevant JU Supply Is Lower Than Apparent Supply

- 65 rigs are cold stacked
- Of 52 newbuilds, 25 may be cancelled or not enter competitive markets
- Only 10 newbuilds are high-spec, and 7 are Rowan's (including 3 SKDP rigs)



Rigs
550
500
450
400
350
300
464
34
31
50
349
52
3
14
8
376
Current Fleet
Cold Stacked MC/MS/IS
Cold Stacked IC
Current China/Iran Fleet
Relevant Current Fleet
Newbuilds
Newbuild NOC
Cancellation Candidates
Newbuilds Going To China/Iran
Relevant Supply

Source: ODS-Petrodata, Company estimates

Increasing Demand For High-End Jack-ups (>=350' WD)


321 Jack-Ups
340 Jack-Ups
Number of Rigs Operating
350
300
250
200
150
100
50
0
-21%
+216%
2000
Current
High-End Jack-ups
All Other Jack-ups

Utilization At 90% For Highest Capability Jack-Ups

	# of Rigs	Utilization	% of Global Jack-up Fleet
350 ft IC+	128	90%	27%
300 ft IC	128	76%	28%
<= 250 ft IC	122	76%	27%
IS	24	66%	5%
MC + MS	62	32%	13%
Total	**464**	**73%**	**100%**
High-Spec	27	93%	6%

Day Rates Significantly Higher For More Capable JUs


Average Fixtures
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
MC+MC
IS
<=250 ft IC
300 ft IC
350 ft IC+
High-Spec

Fixture day rates: The rates agreed upon over the last six months (contract may not have commenced)

Rowan Earns Premium Day Rates


Current Day Rates
Dollars in Thousands
$160
$140
$120
$100
$80
$60
$40
$20
$0
RDC
RIG
ESV
NE
PDE
DO

Rowan's Backlog Is Mostly International


Eastern Canada
Mexico
Egypt
Gulf of Mexico
Trinidad
Land
North Sea
Middle East
2%
3%
3%
8%
9%
12%
20%
44%

- $1.8 billion in contract drilling backlog
- Over $1 billion added during 2010

Includes commitments related to contracts that are currently being negotiated and expected to be announced in the near future.

Rowan's Geographical Diversification Continues


Year End 2003
24 Total Rigs
North Sea
Canada
1
1
Gulf of
Mexico
22
Today
24 Total Rigs
2 of these rigs
re-contracted
internationally
Egypt
Mexico
1
1
Gulf of
Mexico
9
Middle
East
9
1
3
North Sea
Canada

Tender And Inquiry Activity For Rowan Rigs


North Sea
18 1 3
Eastern Canada
1 0 0
Mediterranean
2 0 1
US GOM/Mexico
0 0 2
Middle East
8 0 6
Southeast Asia
11 5 5
C&S America
2 0 0
India
0 1 1
Demand for Rigs
Submitted 42
In House 7
Expected 21

Substantial Liquidity, Investment Grade Credit Rating

	As of 6/30/2010	
	Actual	As Adjusted for Offering [1]
Cash	$ 611	$ 1,006
Credit Facility	155	155
Total Liquidity	$ 766	$ 1,161
Total Debt	$ 820	$ 1,220
Total Debt-to-Cap	20.0%	27.2%
Net Debt-to-Cap	5.1%	4.8%
Total Debt-to-LTM EBITDA	1.3x	2.0x
Net Debt-to-LTM EBITDA	.3x	.3x
Ratings: (Moody's / S&P)		Baa3 / BBB-

Includes new $400MM 5% Senior Notes Due 2017

(1) Excludes SKDP debt of $530 million and SKDP cash of $269 million

Rowan Newbuild CAPEX Mostly Complete After 2011


USD MM
$700
$600
$500
$400
$300
$200
$100
$0
2010
2011
2012
EXL
240C
SKDP *

* SKDP amount for 2010 is net of cash acquired.

Rowan Land Rigs Suited For Current Requirements

- 28 marketed Rowan rigs 93% contracted vs. 65% industry utilization
  - Texas (18 rigs), Louisiana (9 rigs), Alaska (1 rig)
- Ideally suited for horizontal drilling
  - 25 of our land rigs are 2,000 HP or greater
  - 18 are AC drive


Haynesville Shale Play: 14 rigs
Deep Bossier Gas Play: 7 rigs

* Source: The Land Rig Newsletter April 2010, Volume 32, Number 4

LeTourneau Technologies, Inc.


LINCS

Mining Products Leads Large Front Loader Market

- More sizes and bigger payloads than any other supplier
- Strong global demand
- Expect to ship 26 loaders in 2010, up from 14 in 2009
- Profitable aftermarket business



Drilling Systems Offers Range of Innovative Products



Top Drives



Traveling Blocks



Mud Pumps



Drawworks



Replacement Parts & Service

- Innovative designs - direct drive top drives, balanced crank shaft mud pumps
- Growing aftermarket business

Offshore Products Supplies Jack-up Kits And Designs





- Ability to supply LeTourneau jack-up designs and high margin kits (legs, elevating systems, cantilevers, cranes) to emerging countries seeking to establish jack-up shipyards
  - Four Rig Designs – *Tarzan, Super 116-E, Workhorse 240-C* and *Super Gorilla*
  - Seven rig kits being built today around the world
- Nearly 30% of the worldwide jack-up fleet are LeTourneau designs

LeTourneau Supported By External Backlog

2010 Outlook

- Revenues expected to be up slightly
- Margins improving
- Expect to ship 26 loaders in 2010, up from 14 in 2009
- Land rig package inquiries up
- Pursuing a few new jack-up kits and working off backlog for three kits

$337 MM in Backlog (6/30/10)



Steel Products 2%
Offshore Products
20%
Drilling Systems
57%
21%
Mining & Forestry Products

Summary

Leading Global, High-spec Jack-up Company	• Will own over 50% of global high-spec jack-up fleet • Focused on customers with deep, difficult wells • One of the youngest fleets in the world • Achieve premium day rates and utilization • Geographically diversified
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and/or consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Investment grade rating with strong liquidity • Focused on cost control and capital spending discipline • Financing commitments in place for SKDP debt retirements and remaining capex for new rig construction

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056
713.621.7800
www.rowancompanies.com

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com




